UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2012

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada	0-18953	87-0448736
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

2425 South Yukon, Tulsa, Oklahoma		74107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Conditions.

On August 8, 2012, AAON, Inc. (the “Company”) announced its financial and operational results for the quarter ending June 30, 2012.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Company plans to host a teleconference at 4:15 P.M. EST on August 8, 2012 to discuss these results.  To access the call, please dial 1-877-737-1669, and use conference code VA34474.  A replay of the call will be available through August 15, 2012.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press release dated August 8, 2012 announcing financial and operational results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date: August 8, 2012	By:	/s/ John B. Johnson, Jr.
John B. Johnson, Jr., Secretary